Exhibit 10.8

EXECUTION VERSION

FIFTH AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO THE AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), is made as of October 27, 2020, by and among Oaktree Strategic Income Corporation, as the collateral manager (together with its permitted successors and assigns, the “Collateral Manager”), OCSI Senior Funding II LLC, as the borrower (the “Borrower”), Citibank, N.A., as administrative agent (the “Administrative Agent”) and Citibank, N.A., as the sole lender (the “Lender”).

RECITALS

WHEREAS, the Collateral Manager, Oaktree Strategic Income Corporation, as the seller, prior to the consummation of the OCSI Merger, (together with its permitted successors and assigns, the “Seller”), the Borrower, the Administrative Agent, the Lender and Wells Fargo Bank, National Association, as Collateral Agent, are parties to that certain Amended and Restated Loan and Security Agreement, dated as of January 31, 2018 (as the same has been previously amended and may be amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”);

WHEREAS, pursuant to Section 13.1 of the Loan and Security Agreement, the Collateral Manager and the Borrower desire to, and have requested that the Administrative Agent agree to, amend certain provisions of the Loan and Security Agreement as provided herein;

WHEREAS, subject to the terms and conditions of this Amendment, the Administrative Agent and Lenders constituting at least the Required Lenders are willing to agree to such amendments to the Loan and Security Agreement.

WHEREAS, Oaktree Strategic Income Corporation will merge with and into Oaktree Specialty Lending Corporation and Oaktree Specialty Lending Corporation will be the surviving entity.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Loan and Security Agreement.

2. Amendments. The Loan and Security Agreement shall be amended as follows upon the satisfaction of each of the conditions set forth in Section 3 of this Amendment:

(A) The defined term “Collateral Manager” is hereby amended by deleting such term in its entirety and replacing it with the following (underlined language shows the changes for convenience of reference and language that is ~~struck through~~ shall not be included in the amendment and restatement of the definition):

OAKTREE STRATEGIC INCOME CORPORATION, a Delaware corporation, as Collateral Manager ~~(~~, prior to the consummation of the OCSI Merger, then OAKTREE SPECIALTY LENDING CORPORATION, a Delaware corporation, as Collateral Manager, on and after the consummation of the OCSI Merger, (together with its permitted successors and assigns, the “Collateral Manager”)

1

(B) The defined term “Equityholder” is hereby amended by deleting such term in its entirety and replacing it with the following (underlined language shows the changes for convenience of reference and language that is ~~struck through~~ shall not be included in the amendment and restatement of the definition):

“Equityholder”: Oaktree Strategic Income Corporation, a Delaware corporation~~.~~, prior to the consummation of the OCSI Merger, then Oaktree Specialty Lending Corporation, a Delaware corporation, as Collateral Manager, on and after the consummation of the OCSI Merger, (together with its permitted successors and assigns).

(C) The defined term “Seller” is hereby amended by deleting such term in its entirety and replacing it with the following (underlined language shows the changes for convenience of reference and language that is ~~struck through~~ shall not be included in the amendment and restatement of the definition):

OAKTREE STRATEGIC INCOME CORPORATION, a Delaware corporation, as seller ~~(~~, prior to the consummation of the OCSI Merger, then OAKTREE SPECIALTY LENDING CORPORATION, a Delaware corporation, as seller, on and after the consummation of the OCSI Merger, (together with its permitted successors and assigns, the “Seller”)

(D) The defined term “Change of Control” is hereby amended by deleting such term in its entirety and replacing it with the following (underlined language shows the changes for convenience of reference and language that is ~~struck through~~ shall not be included in the amendment and restatement of the definition):

“Change of Control”: (a) With respect to the Borrower, the occurrence of an event by which the Equityholder ceases to own, of record, beneficially and directly, 100% of the equity interests of the Borrower; and (b) with respect to the Collateral Manager, (x) any “person” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) or two or more persons in concert shall have acquired “beneficial ownership” (as defined under Rule 13d-3 and 13d-5 under the Exchange Act, except that a person or two or more persons acting in concert shall be deemed to have “beneficial ownership” of all securities that such person or persons have the right to acquire, whether such right is exercisable immediately or only after the passage of time, directly or indirectly, of stock or other equity interests or any interest convertible into any such interest in the Collateral Manager), directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, or Control over the Collateral Manager or of 35% or more of the voting power for the election of directors of the Collateral Manager, if any, under ordinary circumstances, or (y) the dissolution, termination or liquidation in whole or in part, transfer or other disposition, in each case, of all or substantially all of the assets of, the Collateral Manager (except, in the case of both (x) and (y) above, in connection with effectuation and consummation of the OCSI Merger, or any merger or consolidation that does not violate Section 5.4(a)).

(E) Section 1.1 is hereby amended by adding the following defined term in the appropriate alphabetical order:

“OCSI Merger” means the merger of Oaktree Strategic Income Corporation with and into Oaktree Specialty Lending Corporation as the surviving company, on the terms and conditions set forth in that certain merger agreement governing such transaction.

(F) Section 5.4(a) is hereby amended by deleting such term in its entirety and replacing it with the following (underlined language shows the changes for convenience of reference and language that is ~~struck through~~ shall not be included in the amendment and restatement of the definition):

Mergers, Acquisition, Sales, etc. ~~The~~ Other than in connection with and pursuant to the OCSI Merger, the Collateral Manager will not be a party to any merger or consolidation, or purchase or otherwise acquire any of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or sell, transfer, convey or lease any of its assets, in each case where such action would have a Material Adverse Effect or sell or assign with or without recourse any Collateral or any interest therein (other than as permitted pursuant to this Agreement).

(G) Section 13.5 is hereby amended by deleting such term in its entirety and replacing it with the following (underlined language shows the changes for convenience of reference and language that is struck through shall not be included in the amendment and restatement of the definition):

This Agreement shall be binding upon and inure to the benefit of the Borrower, the Collateral Manager, the Administrative Agent, the Collateral Agent, the Secured Parties and their respective successors and permitted assigns. Each Collateral Manager Indemnified Party and each Indemnified Party shall be an express third-party beneficiary of this Agreement to the extent set forth herein. Oaktree Strategic Income Corporation (or, Oaktree Specialty Lending Corporation, after the consummation of the OCSI Merger), in its individual capacity, shall be an express third-party beneficiary of Section 9.2(c). Notwithstanding anything to the contrary herein, the Collateral Manager may not assign any of its rights or obligations hereunder by virtue of any change of control considered an “assignment” within the meaning of Section 202(a)(1) of the Advisers Act without the prior written consent of the Borrower.

(H) Clause (i) of the definition of “Collateral Manager Event of Default” is hereby amended by deleting such term in its entirety and replacing it with the following (underlined language shows the changes for convenience of reference and language that is ~~struck through~~ shall not be included in the amendment and restatement of the definition):

Prior to the OCSI Merger, Oaktree Strategic Income Corporation shall cease to be the Collateral Manager. After the OCSI Merger, Oaktree Specialty Lending Corporation (or any affiliate thereof) shall cease to be the Collateral Manager.

3. Conditions to Effectiveness.

(A) The execution and delivery of this Amendment by each party hereto;

(B) The Borrower has delivered legal opinions of Milbank LLP, dated as of the date of the OCSI Merger, in a form reasonably acceptable to the Administrative Agent;

(C) The Administrative Agent’s receipt of a good standing certificate for Oaktree Specialty Lending Corporation, after the consummation of the OCSI Merger, issued by the applicable office body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers or directors (or similar items) of Oaktree Specialty Lending Corporation approving this Amendment and the transactions contemplated hereby, certified by its secretary or other authorized officer;

(D) Oaktree Specialty Lending Corporation shall have delivered to the Administrative Agent a certificate as to whether the Oaktree Specialty Lending Corporation is Solvent;

(E) The execution and delivery of a certificate by Oaktree Specialty Lending Corporation, in a form acceptable to the Administrative Agent, confirming in every respect and acknowledging that it shall assume all of the liabilities and obligations of Oaktree Strategic Income Corporation under all of the Transaction Documents and shall perform and observe all of the terms of the Transaction Documents as if originally named as the party therein; and

(F) The UCC-1 financing statement naming the Seller as debtor and the Borrower as the secured party shall be amended and/or replaced to reflect Oaktree Specialty Lending Corporation as Seller.

4. Reaffirmation. Except to the extent expressly amended by this Amendment, the terms and conditions of the Loan and Security Agreement and other Transaction Documents shall remain in full force and effect. Each of the Transaction Documents, including the Loan and Security Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Loan and Security Agreement as amended hereby, are hereby amended so that any reference in such Transaction Documents to the Loan and Security Agreement, whether direct or indirect, shall mean a reference to the Loan and Security Agreement as amended hereby. This Amendment shall constitute a Transaction Document under the Loan and Security Agreement.

5. Miscellaneous. This Amendment may be executed in counterparts, each of which shall be and all of which, when taken together, shall constitute one binding agreement. The Article and/or Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day, month and year first above written.

BORROWER

OCSI SENIOR FUNDING II LLC

By:	Oaktree Strategic Income Corporation:
Its:	Designated Manager

By:	Oaktree Capital Management, L.P.
Its:	Investment Advisor

By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Senior Vice President

By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature page to Fifth Amendment]

COLLATERAL MANAGER:

OAKTREE STRATEGIC INCOME CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Senior Vice President

By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

[Signature page to Fifth Amendment]

ACKNOWLEDGED:

OAKTREE SPECIALTY LENDING CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:	/s/ Matthew Stewart
Name: Matthew Stewart
Title: Senior Vice President

By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

[Signature page to Fifth Amendment]

THE ADMINISTRATIVE AGENT:

CITIBANK, N.A.

By:	/s/ Vincent Nocerino
Name: Vincent Nocerino
Title: Vice President

LENDER:

CITIBANK, N.A.,

By:	/s/ Vincent Nocerino
Name: Vincent Nocerino
Title: Vice President

[Signature page to Fifth Amendment]